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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 28, 2004


                                  NELNET, INC.
             (Exact name of registrant as specified in its charter)


           NEBRASKA                  001-31924                   84-0748903
(State or other jurisdiction of  (Commission File Number)      (IRS Employer
incorporation)                                               Identification No.)


121 SOUTH 13TH STREET, SUITE 201, LINCOLN, NEBRASKA                   68508
(Address of principal executive offices)                           (Zip Code)

       Registrant's telephone number, including area code: (402) 458-2370

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)



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ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

        On April 28, 2004, Nelnet, Inc. issued a press release with respect to its earnings for the fiscal quarter ended March 31, 2004, which is furnished as
Exhibit 99.1 to this Current Report on Form 8-K. Additional information for the quarter, which is available on the Registrant's website at www.nelnet.net, is furnished as Exhibit 99.2.






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                                   SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 28, 2004


                                            NELNET, INC.


                                            By: /s/  Terry J. Heimes
                                               -------------------------------
                                                Name: Terry J. Heimes
                                                Title:   Chief Financial Officer



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                                  NELNET, INC.
                                    FORM 8-K
                                 CURRENT REPORT
                                  EXHIBIT INDEX


Exhibit No.                 Description
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99.1    Press Release dated April 28, 2004

99.2    Additional Information Available on the Registrant's Website